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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): JANUARY 15, 2002



                               FRIEDMAN'S INC.
            (Exact name of registrant as specified in its charter)



            DELAWARE
  (State or other jurisdiction               0-22356                          58-20583
        of incorporation)            (Commission File Number)    (IRS Employer Identification No.)


                             4 WEST STATE STREET
                           SAVANNAH, GEORGIA 31401
                   (Address of principal executive offices)

                                (912) 201-6103
             (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 is a press release published by Friedman's Inc. on January 15, 2002.







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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRIEDMAN'S INC.
                                         (Registrant)



Date: January 18, 2002                 By: /s/ Victor M. Suglia
                                           ---------------------------
                                               Victor M. Suglia
                                               Senior Vice President,
                                               Chief Financial Officer
                                               and Secretary



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